Exhibit 99.2

ARMADA HOFFLER PROPERTIES, INC.
SECOND QUARTER 2015 SUPPLEMENTAL INFORMATION
ARMADA HOFFLER PROPERTIES

TABLE OF CONTENTS
Forward Looking Statements 3
Corporate Profile 4
Highlights 5
2015 Outlook 6
Summary Information 7
Summary Balance Sheet 8
Summary Income Statement 9
FFO, Normalized FFO & Adjusted FFO 10
Outstanding Debt 11
Core Debt to Core EBITDA 12
Debt Information 13
Property Portfolio 14
Property Portfolio Footnotes 15
Development Pipeline 16
Acquisitions & Dispositions 17
Construction Business Summary 18
Same Store NOI by Segment 19
Top 10 Tenants by Annualized Base Rent 20
Office Lease Summary 21
Office Lease Expirations 22
Retail Lease Summary 23
Retail Lease Expirations 24
Net Asset Value Component Data 26
Appendix - Definitions & Reconciliations 27
Definitions 28
Reconciliations 32
ARMADA HOFFLER PROPERTIES

FORWARD LOOKING STATEMENTS
This Supplemental Information should be read in conjunction with our Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, and the unaudited condensed consolidated financial statements appearing in our press release dated August 4, 2015, which has been furnished as Exhibit 99.1 to our Form 8-K filed on August 4, 2015. The Company makes statements in this Supplemental Information that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations, normalized funds from operations, adjusted funds from operations, funds available for distribution and net operating income are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.
Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and the Company may not be able to realize them. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). For further discussion of risk factors and other events that could impact our future results, please refer to the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), and the documents subsequently filed by us from time to time with the SEC.
ARMADA HOFFLER PROPERTIES

Corporate Profile

Armada Hoffler Properties, Inc. (NYSE: AHH) is a full service real estate company that develops, constructs and owns institutional grade office, retail and multifamily properties in the Mid-Atlantic United States. The Company also provides general contracting and development services to third-party clients throughout the Mid-Atlantic and Southeastern regions. Armada Hoffler Properties, Inc. was founded in 1979 and is headquartered in Virginia Beach, VA. The Company has elected to be taxed as a real estate investment trust ("REIT") for U.S. federal income tax purposes.

Board of Directors	
Daniel A. Hoffler	Executive Chairman of the Board
A. Russell Kirk	Vice Chairman of the Board
Louis S. Haddad	Director
John W. Snow	Lead Independent Director
George F. Allen	Independent Director
James A. Carroll	Independent Director
James C. Cherry	Independent Director
Eva S. Hardy	Independent Director
Joseph W. Prueher	Independent Director

Corporate Officers	
Louis S. Haddad	President and Chief Executive Officer
Anthony P. Nero	President of Development
Shelly R. Hampton	President of Asset Management
Eric E. Apperson	President of Construction
Michael P. O'Hara	Chief Financial Officer and Treasurer
Eric L. Smith	Chief Investment Officer and Corporate Secretary

Analyst Coverage			
Raymond James & Associates	Robert W. Baird & Co.	Stifel, Nicolaus & Company, Inc.	Wunderlich Securities
Bill Crow	David Rodgers	John Guinee	Craig Kucera
(727) 567-2594	(216) 737-7341	(443) 224-1307	(540) 277-3366
bill.crow@raymondjames.com	drodgers@rwbaird.com	jwguinee@stifel.com	ckucera@wundernet.com

Investor Relations Contact

Michael P. O'Hara
Chief Financial Officer and Treasurer
(757) 366-4000
mohara@armadahoffler.com



2015 NAREIT
Investor CARE Awards
Communications & Reporting Excellence
WINNER

Small Cap Equity REIT Silver

ARMADA HOFFLER PROPERTIES

4

HIGHLIGHTS
Funds From Operations (“FFO”) of $8.8 million, or $0.22 per diluted share, for the quarter ended June 30, 2015 compared to FFO of $6.3 million, or $0.19 per diluted share, for the quarter ended June 30, 2014.
Normalized FFO of $9.7 million, or $0.24 per diluted share, for the quarter ended June 30, 2015 compared to Normalized FFO of $6.6 million, or $0.20 per diluted share, for the quarter ended June 30, 2014.
The Company raised its 2015 full-year Normalized FFO Guidance – now $0.88 to $0.91 per diluted share – from its previous guidance of $0.86 to $0.90 per diluted share.
Core operating property portfolio occupancy up to 95.3% compared to 94.6% as of June 30, 2014.
Increased quarterly GAAP Same Store Net Operating Income (“NOI”) 3.2% and cash Same Store
NOI 5.4% compared to the second quarter of 2014.
Added to its core operating property portfolio five projects that were previously in development, representing over 200,000 square feet of fully-leased office space and over 85,000 square feet of stabilized retail space in Hampton Roads, Virginia.
Added over 185,000 square feet of retail space to the Company’s portfolio with the acquisitions of Perry Hall Marketplace and Stone House Square in Maryland.
Completed the disposition of Whetstone Apartments in Durham, North Carolina.
Added over 120,000 square feet of retail space in July with the acquisitions of Columbus Village in Virginia Beach, Virginia and Socastee Commons in Myrtle Beach, South Carolina.
Added $104.1 million to construction contract backlog during the quarter ended June 30, 2015. Total construction backlog was $195.5 million as of June 30, 2015.
ARMADA HOFFLER PROPERTIES

2015 OUTLOOK
The Company raised 2015 full-year Normalized FFO guidance due to better than expected multi-family leasing and increased profit from the third party construction fee business, as well as lower expected general and administrative and interest expenses. The Company now expects 2015 full-year Normalized FFO in the range of $0.88 to $0.91 per diluted share compared to previous guidance of $0.86 to $0.90 per diluted share.
The following table outlines the Company’s assumptions along with Normalized FFO per share estimates for the full-year 2015.
Full-year 2015 Guidance [1] Expected Ranges
Total GAAP NOI [2] $53.3M $53.8M
Construction company annual segment gross profit $5.4M $5.9M
General and administrative expenses $8.1M $8.4M
Interest expense [3] $13.3M $13.8M
Normalized FFO per diluted share [4] $0.88 $0.91
[1] Excludes the impact of any future, unannounced acquisitions, dispositions or other capital markets activity, except for the acquisition of a replacement property for the remaining Whetstone Apartments sale proceeds and additional shares that may be issued under the ATM program in an amount consistent with the second quarter, assuming favorable market conditions.
[2] Includes approximately $8.0 million from development pipeline projects.
[3] The mid-point of the range reflects the assumption factors in the LIBOR forward yield curve, which anticipates increasing LIBOR during the year.
[4] Normalized FFO excludes certain items, including debt extinguishment losses, property acquisition costs, mark-to-market adjustments for interest rate derivatives and other non-comparable items. See “Non-GAAP Financial Measures.” In addition, the calculation of Normalized FFO assumes 41.1 million weighted average shares and units outstanding, including the shares and units issued in connection with the acquisitions of Perry Hall Marketplace and Columbus Village and shares issued under the ATM program.
ARMADA HOFFLER PROPERTIES

Summary Information

Amounts in thousands, except per share data

	Three months ended				
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
OPERATIONAL METRICS					
Rental revenues	$19,908	$18,190	$17,521	$16,713	$15,319
General contracting and real estate services revenues	47,066	29,071	32,060	31,532	20,495
Rental properties Net Operating Income (NOI)	13,318	11,773	11,572	10,819	10,071
General contracting and real estate services gross profit	1,783	929	1,113	1,064	1,141
EBITDA (1)	12,195	9,844	10,597	10,012	9,037
Net income	10,285	8,118	5,226	2,754	2,273
Funds From Operations (FFO)	8,841	6,829	7,991	7,321	6,330
FFO per diluted share	**$0.22**	**$0.17**	**$0.20**	**$0.21**	**$0.19**
Normalized FFO	9,675	7,374	8,156	7,464	6,592
Normalized FFO per diluted share	**$0.24**	**$0.19**	**$0.20**	**$0.22**	**$0.20**
CAPITALIZATION					
Total common shares outstanding	25,855	25,084	25,023	25,019	19,266
Operating Partnership ("OP") units outstanding	14,769	14,776	14,776	14,776	13,785
Common shares and OP units outstanding	40,624	39,860	39,799	39,795	33,051
Market price per common share	$9.99	$10.66	$9.49	$9.08	$9.68
Equity market capitalization	405,834	424,908	377,693	361,339	319,934
Total debt	386,871	381,072	359,229	335,792	349,840
Total market capitalization	792,705	805,980	736,922	697,131	669,774
Less: cash	(30,446)	(35,505)	(30,107)	(21,526)	(19,495)
Total enterprise value	$762,259	$770,475	$706,815	$675,605	$650,279
BALANCE SHEET METRICS					
Core debt/enterprise value	40.3%	33.2%	34.6%	35.7%	42.4%
Fixed charge coverage ratio	3.0x	2.6x	3.1x	2.9x	2.6x
Core Debt/Annualized Core EBITDA	6.7x	6.9x	6.1x	6.3x	7.2x
CORE PORTFOLIO OCCUPANCY					
Office (2)	94.6%	93.5%	95.2%	94.8%	95.3%
Retail (2)	95.6%	97.4%	96.4%	94.7%	93.5%
Multifamily (3)	96.5%	96.6%	95.7%	96.6%	94.9%
Weighted Average (4)	95.3%	95.6%	95.7%	95.1%	94.6%

(1) Excludes gains on real estate dispositions
(2) Office and retail occupancy based on occupied square feet as a % of respective total
(3) Multifamily occupancy based on occupied units as a % of respective total
(4) Total occupancy weighted by annualized base rent

Armada Hoffler Properties
7

SUMMARY BALANCE SHEET
$ in thousands
As of
6/30/2015 12/31/2014
Assets (Unaudited)
Real estate investments:
Income producing property $599,339 $513,918
Held for development 1,180 -
Construction in progress 24,169 81,082
Accumulated depreciation (124,975) (116,099)
Net real estate investments 499,713 478,901
Real estate investments held for sale - 8,538
Cash and cash equivalents 27,356 25,883
Restricted cash 3,090 4,224
Accounts receivable, net 21,412 20,548
Construction receivables, including retentions 39,603 19,432
Costs and estimated earnings in excess of billings 53 272
Other assets 41,829 33,108
Total Assets $633,056 $590,906
Liabilities and Equity
Indebtedness $386,871 $359,229
Accounts payable and accrued liabilities 4,606 8,358
Construction payables, including retentions 42,700 42,399
Billings in excess of costs and estimated earnings 1,683 1,053
Other liabilities 22,833 17,961
Total Liabilities 458,693 429,000
Total Equity 174,363 161,906
Total Liabilities and Equity $633,056 $590,906
ARMADA HOFFLER PROPERTIES

SUMMARY INCOME STATEMENT
Amounts in thousands, except per share data
Three months ended Six Months Ended
6/30/2015 6/30/2014 6/30/2015 6/30/2014
Revenues (Unaudited)
Rental revenues $19,908 $15,319 $38,098 $30,512
General contracting and real estate services 47,066 20,495 76,137 39,729
Total Revenues 66,974 35,814 114,235 70,241
Expenses
Rental expenses 4,631 3,840 9,391 7,816
Real estate taxes 1,959 1,408 3,616 2,751
General contracting and real estate services 45,283 19,354 73,425 37,339
Depreciation and amortization 5,766 4,057 10,674 8,026
General and administrative 2,096 1,981 4,424 4,027
Acquisition, development & other pursuit costs 591 - 762 -
Impairment charges 23 - 23 -
Total Expenses 60,349 30,640 102,315 59,959
Operating Income 6,625 5,174 11,920 10,282
Interest expense (3,358) (2,678) (6,404) (5,243)
Loss on extinguishment of debt (180) - (407) -
Gain on real estate dispositions 7,210 - 13,407 -
Other income (loss) (16) (194) (148) (82)
Income before taxes 10,281 2,302 18,368 4,957
Income tax benefit (provision) 4 (29) 35 (178)
Net Income $10,285 $2,273 $18,403 $4,779
Per Diluted Share $0.25 $0.07 $0.46 $0.15
Weighted Average Shares-Diluted 40,356 33,035 40,088 32,931
ARMADA HOFFLER PROPERTIES

FFO, Normalized FFO & Adjusted FFO

$ in thousands, except per share data

	Three months ended				
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Funds From Operations			(Unaudited)		
Net income	$10,285	$8,118	$5,226	$2,754	$2,273
Depreciation and amortization	5,766	4,908	4,976	4,567	4,057
Gain on real estate dispositions	(7,210)	(6,197)	(2,211)	-	-
FFO	**$8,841**	**$6,829**	**$7,991**	**$7,321**	**$6,330**
FFO per diluted share	$0.22	$0.17	$0.20	$0.21	$0.19
Normalized FFO					
Acquisition costs	591	171	55	174	-
Loss on extinguishment of debt	180	227	-	-	-
Impairment charges	23	-	-	15	-
Derivative (income) losses	40	147	110	(46)	262
Normalized FFO	**$9,675**	**$7,374**	**$8,156**	**$7,464**	**$6,592**
Normalized FFO per diluted share	$0.24	$0.19	$0.20	$0.22	$0.20
Adjusted FFO					
Non-cash stock compensation	203	379	197	198	193
Acquisition costs	(591)	(171)	(55)	(174)	-
Tenant improvements, leasing commissions[1]	(756)	(484)	(3,114)	(981)	(1,007)
Leasing incentives[1]	-	-	(334)	(65)	(63)
Property related capital expenditures	(366)	(149)	(583)	(355)	(322)
Non-cash interest expense	240	318	104	117	160
GAAP Adjustments					
Net effect of straight-line rents	(545)	(646)	(394)	(803)	(301)
Amortization of leasing incentives and above (below) market rents	217	177	172	144	157
Government development grants	-	-	-	300	-
AFFO	**$8,077**	**$6,798**	**$4,149**	**$5,845**	**$5,409**
AFFO per diluted share	$0.20	$0.17	$0.10	$0.17	$0.16

(1) Excludes first generation rental space.

ARMADA HOFFLER PROPERTIES

10

OUTSTANDING DEBT
$ in thousands
Debt Maturities & Principal Payments
Debt Stated Rate Effective rate as of June 30, 2015 Maturity Date 2015 2016 2017 2018 2019 Thereafter Amount Outstanding
Secured Notes Payable - Core Debt
Oyster Point 5.41% 5.41% 12/1/2015 $6,173 $6,173
249 Central Park Retail 5.99% 5.99% 9/8/2016 143 15,282 15,425
South Retail 5.99% 5.99% 9/8/2016 63 6,742 6,805
Fountain Plaza Retail 5.99% 5.99% 9/8/2016 71 7,641 7,712
Harrisonburg Regal 6.06% 6.06% 6/8/2017 99 207 3,256 3,562
Commonwealth of Virginia - Chesapeake L+1.90% 2.09% 8/28/2017 4,933 4,933
North Point Note 5 L+2.00% 3.57% (1) 2/1/2017 11 21 643 675
Hanbury Village 6.67% 6.67% 10/11/2017 124 261 20,709 21,094
Sandbridge Commons L+1.85% 2.04% 1/17/2018 238 247 7,884 8,369
Oceaneering L+1.75% 1.94% 2/28/2018 300 360 17,833 18,493
North Point Center Note 1 6.45% 6.45% 2/5/2019 91 193 205 219 9,352 10,060
North Point Center Note 2 7.25% 7.25% 9/15/2025 46 98 105 113 121 2,225 2,708
Smith’s Landing 4.05% 4.05% 6/1/2035 354 730 760 791 824 18,115 21,573
The Cosmopolitan 3.75% 3.75% 7/1/2051 310 636 660 686 712 43,825 46,829
Total - Secured Core Debt $7,486 $32,348 $31,878 $27,526 $11,008 $64,165 $174,411
Secured Notes Payable - Development Pipeline
4525 Main Street L+1.95% 2.14% 1/30/2017 31,414 31,414
Encore Apartments L+1.95% 2.14% 1/30/2017 23,782 23,782
Lightfoot Marketplace L+1.90% 2.09% 11/14/2017 5,221 5,221
Liberty Apartments (2) 5.66% 5.66% 11/1/2043 148 308 325 344 364 18,971 20,460
Total - Development Pipeline 148 308 60,742 344 364 18,971 80,877
Total Secured Notes Payable $7,634 $32,656 $92,620 $27,870 $11,372 $83,136 $255,288
Unsecured Core Debt
Senior unsecured line of credit L+1.40% - 2.00% 1.94% 2/20/2019 83,000 83,000
Senior unsecured term loan L+1.35% - 1.95% 1.89% (1) 2/20/2020 50,000 50,000
Total - Unsecured Core Debt - - - - 83,000 50,000 133,000
Unamortized fair value adjustments (27) (53) (54) (55) (56) (1,172) (1,417)
Total Notes Payable $7,607 $32,603 $92,566 $27,815 $94,316 $131,964 $386,871
Balloon Payments 6,089 29,281 89,655 25,657 92,333 51,344 294,359
Principal amortization 1,518 3,322 2,911 2,158 1,983 80,620 92,512
Total Consolidated Debt $7,607 $32,603 $92,566 $27,815 $94,316 $131,964 $386,871
Fixed-rate Debt(3) 7,607 32,065 26,609 2,098 11,316 131,964 211,659
Variable-rate Debt(4) - 538 65,957 25,717 83,000 - 175,212
Total Consolidated Debt $7,607 $32,603 $92,566 $27,815 $94,316 $131,964 $386,871
(1) Subject to an interest rate swap lock.
(2) Principal balance excluding any unamortized fair value adjustments recognized upon acquisition.
(3) Includes debt subject to interest rate swap locks.
(4) Excludes debt subject to interest rate swap locks.
30 Day LIBOR 0.185%
ARMADA HOFFLER PROPERTIES

CORE DEBT TO CORE EBITDA
$ in thousands
Three months ended
6/30/2015 3/31/2015 12/31/2014 9/30/2014 6/30/2014
Net Income $10,285 $8,118 $5,226 $2,754 $2,273
Excluding:
Interest expense 3,358 3,046 2,671 2,734 2,678
Income tax (4) (31) (65) (43) 29
Depreciation and amortization 5,766 4,908 4,976 4,567 4,057
Gain on real estate dispositions (7,210) (6,197) (2,211) - -
EBITDA $12,195 $9,844 $10,597 $10,012 $9,037
Adjustments to EBITDA:
Loss on extinguishment of debt 180 227 - - -
Derivative (income) losses 40 147 110 (46) 262
Non-cash stock compensation 203 379 197 198 193
Development Pipeline (1,086) (1,386) (802) (523) 63
Total Other Adjustments (663) (633) (495) (371) 518
Core EBITDA $11,532 $9,211 $10,102 $9,641 $9,555
Total Debt $386,871 $381,072 $359,229 $335,792 $349,840
Adjustments to Debt:
(Less) Development Pipeline (79,460) (125,125) (114,716) (94,537) (73,873)
Core Debt $307,411 $255,947 $244,513 $241,255 $275,967
Core Debt/Annualized Core EBITDA 6.7x 6.9x 6.1x 6.3x 7.2x
ARMADA HOFFLER PROPERTIES

DEBT INFORMATION
$ in thousands
Total Debt Composition
Weighted Average
Percent of Debt Interest Rate
Maturity
Secured vs. Unsecured Debt
Unsecured Debt 34.4% 1.9%
4.0 Yrs
Secured Debt 65.6% 4.1%
12.0 Yrs
Variable vs. Fixed-rate Debt
Variable-rate Debt(1) 45.1% 2.0%
3.2 Yrs
Fixed-rate Debt(2)(3) 54.9% 5.2%
17.5 Yrs
Fixed-rate and Hedged Debt(2)(3)(4) 82.8%
Total 3.3%
9.2 Yrs
Interest Rate Cap Agreements At or Below 1.50%
Effective Date Maturity Date Strike Rate Notional Amount
September 1, 2013 March 1, 2016 1.50% $40,000
October 4, 2013 April 1, 2016 1.50% 18,500
March 14, 2014 March 1, 2017 1.25% 50,000
Total Interest Rate Caps at or Below 1.50% $108,500
Fixed-rate Debt (2)(3) 213,076
Fixed-rate and Hedged Debt $321,576
% of Total (3) 82.8%
Variable-rate Debt 17%
Fixed-rate & Hedged Debt (2)(3)(4) 83%
Debt Maturities & Principal Payments
($ in Thousands)
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
2015 2016 2017 2018 2019 2020 and thereafter
(1) Excludes debt subject to interest rate swap locks.
(2) Includes debt subject to interest rate swap locks.
(3) Excludes unamortized fair value adjustments.
(4) Includes interest rate caps greater than or equal to 1.50%
ARMADA HOFFLER PROPERTIES

PROPERTY PORTFOLIO

As of 6/30/15

Property	Location	Town Center	Unencumbered ABR	Year Built	Net Rentable Square Feet (RSF)[1] Core Properties	Development Properties	Total	Core Occupancy [2]	Development Leased[2]	ABR [3]	ABR per Leased SF.[3]
Office Properties											
4525 Main Street	Virginia Beach, VA	✓	-	2014	-	237,558	237,558	-	57.7%	$3,763,634	$27.46
Armada Hoffler Tower[4]	Virginia Beach, VA	✓	100%	2002	323,966	-	323,966	95.8%	-	8,445,605	27.22
Commonwealth of VA - Chesapeake	Chesapeake, VA		-	2015	36,227	-	36,227	100.0%	-	645,927	17.83
Commonwealth of VA - Virginia Beach	Virginia Beach, VA		100%	2015	11,139	-	11,139	100.0%	-	241,048	21.64
Oceaneering	Chesapeake, VA		-	2015	154,000	-	154,000	100.0%	-	1,909,600	12.40
One Columbus	Virginia Beach, VA	✓	100%	1984	129,424	-	129,424	94.7%	-	2,914,027	23.78
Oyster Point	Newport News, VA		-	1989	100,139	-	100,139	75.5%	-	1,638,690	21.67
Richmond Tower	Richmond, VA		100%	2010	206,969	-	206,969	98.6%	-	7,587,028	37.18
Two Columbus	Virginia Beach, VA	✓	100%	2009	108,464	-	108,464	91.2%	-	2,594,716	26.23
Total / Weighted Average Office Portfolio[5]			**73%**		**1,070,328**	**237,558**	**1,307,886**	**94.6%**	**57.7%**	**$29,740,276**	**$25.86**
Retail Properties											
249 Central Park Retail[6]	Virginia Beach, VA	✓	-	2004	91,171	-	91,171	91.6%	-	$2,439,958	$29.23
Bermuda Crossroads	Chester, VA		100%	2001	111,566	-	111,566	100.0%	-	1,550,357	13.90
Broad Creek Shopping Center	Norfolk, VA		100%	1997-2001	227,659	-	227,659	98.8%	-	3,149,041	14.00
Commerce Street Retail[7]	Virginia Beach, VA	✓	100%	2008	19,173	-	19,173	100.0%	-	786,784	41.04
Courthouse 7-Eleven	Virginia Beach, VA		100%	2011	3,177	-	3,177	100.0%	-	125,015	39.35
Dick's at Town Center	Virginia Beach, VA	✓	100%	2002	103,335	-	103,335	100.0%	-	1,221,866	11.82
Dimmock Square	Colonial Heights, VA		100%	1998	106,166	-	106,166	100.0%	-	1,771,475	16.69
Fountain Plaza Retail	Virginia Beach, VA	✓	-	2004	35,961	-	35,961	100.0%	-	1,008,244	28.04
Gainsborough Square	Chesapeake, VA		100%	1999	88,862	-	88,862	89.3%	-	1,204,722	15.18
Greentree Shopping Center	Chesapeake, VA		100%	2014	15,751	-	15,751	85.7%	-	281,918	20.87
Harbury Village	Chesapeake, VA		32%	2006-2009	61,049	-	61,049	94.9%	-	1,385,970	23.93
Harrisonburg Regal	Harrisonburg, VA		-	1999	49,000	-	49,000	100.0%	-	683,550	13.95
North Point Center	Durham, NC		52%	1998-2009	215,690	-	215,690	95.9%	-	2,525,272	12.21
Parkway Marketplace	Virginia Beach, VA		100%	1998	37,804	-	37,804	92.9%	-	696,515	19.84
Perry Hall Marketplace	Perry Hall, MD		100%	2001	74,256	-	74,256	100.0%	-	1,196,752	16.12
Sandbridge Commons	Virginia Beach, VA		-	2015	16,227	-	16,227	47.8%	-	166,834	21.50
South Retail	Virginia Beach, VA	✓	-	2002	38,515	-	38,515	100.0%	-	941,582	24.45
Stone House Square	Hagerstown, MD		100%	2008	108,693	-	108,693	84.8%	-	1,456,387	15.80
Studio 56 Retail	Virginia Beach, VA	✓	100%	2007	11,594	-	11,594	100.0%	-	373,360	32.20
Total / Weighted Avg Retail Portfolio[8]			**68%**		**1,415,649** [11]	**-**	**1,415,649**	**95.6%**	**-**	**$22,965,603**	**$16.96**
Subtotal / Weighted Average Retail and Office Portfolio			**71%**		**2,485,977**	**237,558**	**2,723,535**	**95.2%**	**57.7%**	**$52,705,879**	**$21.05**
Retail Properties Subject to Ground Lease											
Bermuda Crossroads[9]	Chester, VA		-	2001	11,000	-	11,000	100.0%	-	$163,350	$14.85
Broad Creek Shopping Center[10]	Norfolk, VA		-	1997-2001	24,818	-	24,818	100.0%	-	588,126	23.70
Greentree Shopping Center	Chesapeake, VA		-	2014	5,088	-	5,088	100.0%	-	230,004	45.21
Harbury Village[9]	Chesapeake, VA		-	2006-2009	55,586	-	55,586	100.0%	-	1,067,598	19.21
North Point Center[9]	Durham, NC		15%	1998-2009	280,556	-	280,556	100.0%	-	1,062,853	3.79
Sandbridge Commons	Virginia Beach, VA		-	2015	53,288	-	53,288	100.0%	-	583,000	10.94
Stone House Square	Hagerstown, MD		100%	2008	3,650	-	3,650	100.0%	-	165,000	45.21
Tyre Neck Harris Teeter[10]	Portsmouth, VA		100%	2011	48,859	-	48,859	100.0%	-	508,134	10.40
Total / Weighted Avg Retail Portfolio Subject to Ground Leases			**19%**		**482,845**	**-**	**482,845**	**100.0%**	**-**	**$4,368,065**	**$9.05**
Subtotal / Total Weighted Average Retail (including ground leases) and Office Portfolio			**67%**		**2,968,822**	**237,558**	**3,206,380**	**96.0%**	**57.7%**	**$57,073,944**	**$19.11**

Multifamily	Location	Town Center	Unencumbered ABR	Year Built	Units Core Properties	Development Properties	Total	Core Occupancy (2)	Development Occupancy(2)	ABR [12]	ABR per Occupied RSF[13]
Encore Apartments	Virginia Beach, VA	✓	-	2014	-	286	286	-	72.7%	$2,986,644	$1.71
Liberty Apartments	Newport News, VA		-	2014	-	197	197	-	67.4%	1,854,937	1.39
Smith's Landing[14]	Blacksburg, VA		-	2009	284	-	284	96.8%	-	3,432,240	1.09
The Cosmopolitan [15]	Virginia Beach, VA	✓	-	2006	342	-	342	96.2%	-	7,056,375	1.57
Total / Weighted Avg Multifamily Portfolio			-		**626**	**483**	**1,109**	**96.5%**	**70.6%**	**$15,330,195**	**$1.42**

ARMADA HOFFLER PROPERTIES

14

PROPERTY PORTFOLIO FOOTNOTES
1) The net rentable square footage for each of our office properties is the sum of (a) the square footage of existing leases, plus (b) for available space, management’s estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally determined consistent with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines. The net rentable square footage for each of our retail properties is the sum of (a) the square footage of existing leases, plus (b) for available space, the field verified square footage.
2) Occupancy for each of our office and retail properties is calculated as (a) square footage under executed leases as of June 30, 2015, divided by (b) net rentable square feet, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) total units occupied as of June 30, 2015, divided by (b) total units available, expressed as a percentage.
3) For the properties in our office and retail portfolios, annualized base rent, or ABR, is calculated by multiplying (a) base rental payments for executed leases as of June 30, 2015 (defined as cash base rents (before abatements) excluding tenant reimbursements for expenses paid by the landlord), by (b) 12. ABR per leased square foot is calculated by dividing (a) ABR, by (b) square footage under executed leases as of June 30, 2015. In the case of triple net or modified gross leases, ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.
4) As of June 30, 2015, the Company occupied 18,984 square feet at this property at an ABR of $529,746 or $27.90 per leased square foot, which amounts are reflected in this table. The rent paid by us is eliminated in accordance with GAAP. In addition, effective March 1, 2013, the Company subleases approximately 5,000 square feet of space from a tenant at this property.
5) Includes square footage and ABR pursuant to leases for space occupied by the Company.
6) As of June 30, 2015, the Company occupied 8,995 square feet at this property at an ABR of $295,900, or $32.90 per leased square foot, which amounts are reflected in this table. The rent paid by us is eliminated in accordance with GAAP.
7) Includes $32,460 of ABR pursuant to a rooftop lease.
8) Reflects square footage and ABR pursuant to leases for space occupied by the Company.
9) Pursuant to this ground lease, the Company owns the land and the tenant owns the improvements thereto. The Company will succeed to the ownership of the improvements to the land upon the termination of the ground lease.
10) The Company leases the land underlying this property and re-leases it to our tenant under a ground lease pursuant to which our tenant owns the improvements on the land.
11) Excludes the square footage of land subject to ground leases.
12) For the properties in our multifamily portfolio, annualized base rent, or ABR, is calculated by multiplying (a) base rental payments for the month ended June 30, 2015 by (b) 12.
13) ABR per occupied rentable square foot is calculated by dividing (a) ABR, by (b) net rentable square footage of occupied units as of June 30, 2015.
14) The Company leases the land underlying this property pursuant to a ground lease.
15) The ABR for The Cosmopolitan includes $847,000 of ABR from 12 retail leases at the property.
ARMADA HOFFLER PROPERTIES

Development Pipeline

$ in thousands

4525 Main Street



Encore Apartments



Johns Hopkins Village



Lightfoot Marketplace



				Schedule[1]						
Development, Not Delivered	**Property Type**	**Estimated**	**%leased**	**Start**	**Initial Occupancy**	**Stabilized Operation [2]**	**Estimated Cost[1]**	**Cost to Date**	**AHH Ownership %**	**Anchor Tenants**
Johns Hopkins Village Baltimore, MD	Multifamily	157 units	NA	1Q15	3Q16	4Q16	$68,000	$9,000	80%[3]	CVS[4]
Lightfoot Marketplace Williamsburg, VA	Retail	88,000 sf [5]	60%	3Q14	1Q16	2Q17	24,000	13,000	60%[3]	Harris Teeter
				Total Development, Not Delivered			92,000	22,000		
Development, Delivered Not Stabilized										
4525 Main Street Virginia Beach, VA	Office	239,000 sf	58%	1Q13	3Q14	3Q16	51,000	45,000	100%	Clark Nexsen, Development Authority of Virginia Beach, Anthropologie
Encore Apartments Virginia Beach, VA	Multifamily	286 units	73%	1Q13	3Q14	4Q15	32,000	32,000	100%	NA
				Total Development, Delivered Not Stabilized			83,000	77,000		
						Total	$175,000	$99,000		

	Q2 2015	Year to Date
Capitalized Interest	$104	$520
Capitalized Overhead	$500	$1,117

(1) Represents estimates that may change as the development process proceeds
(2) First full stabilized quarter
(3) AHH earns a preferred return on equity prior to any distributions to JV Partners
(4) Ground floor retail tenant
(5) Includes space subject to ground lease

Armada Hoffler Properties

16

ACQUISITIONS & DISPOSITIONS
$ in thousands
ACQUISITIONS
Properties Location Square Feet Purchase Price (1) Purchase Date Property Type %leased Anchor Tenants
Providence Plaza Charlotte, NC 103,000 sf $26,200 3Q15 Retail 97% Chipotle
Socastee Commons Myrtle Beach, SC 57,000 sf $8,600 3Q15 Retail 100% BiLo
Columbus Village Virginia Beach, VA 65,000 sf $21,025 3Q15 Retail 100% Barnes & Noble
Perry Hall Marketplace & Stone Maryland 185,000 sf $39,555 2Q15 Retail 90% Safeway & Weis Markets
House Square
Dimmock Square Colonial Heights, VA 106,166 sf $19,662 3Q14 Retail 100% Old Navy, Best Buy, Pier 1
DISPOSITIONS
Properties Location Square Feet/Units Sale Price Disposition Date Property Type %leased Anchor Tenants
Oyster Point Newport News, VA 100,139 sf $6,500 1Q17 Office 76% GSA
Whetstone Apartments Durham, NC 203 units $35,625 2Q15 Multifamily 26% NA
Sentara Williamsburg Williamsburg, VA 49,200 sf $15,450 1Q15 Office 100% Sentara
Virginia Natural Gas Virginia Beach, VA 31,000 sf $8,900 4Q14 Office 100% Virginia Natural Gas
(1) Non-GAAP purchase price
ARMADA HOFFLER PROPERTIES

CONSTRUCTION BUSINESS SUMMARY
$ in thousands
Location Total Contract Value Work in Place as of 6/30/2015 Backlog Estimated Date of Completion
Highlighted Projects
Exelon Baltimore, MD $172,800 $91,441 $81,359 2Q 2016
27th Street Hotels Virginia Beach, VA 93,514 4,982 88,532 1Q 2017
City of Suffolk Municipal Center Suffolk, VA 25,577 24,651 926 2Q 2015
Four Seasons Condominium Expansion Baltimore, MD 30,613 18,697 11,916 4Q 2015
Sub Total $322,504 $139,771 $182,733
All Other Projects 97,413 84,634 12,779
Total $419,917 $224,405 $195,512
Gross Profit Summary
Q2 2015 Trailing 12 Months
(Unaudited)
Revenue $47,066 $139,729
Expense (45,283) (134,840)
Gross Profit $1,783 $4,889
ARMADA HOFFLER
PROPERTIES

Same Store NOI by Segment

$ in thousands

	Three months ended 6/30/2015	Three months ended 6/30/2014	$ Change	% Change	Six Months Ended 6/30/2015	Six Months Ended 6/30/2014	$ Change	% Change
Office[1]				(Unaudited)				
Revenue	$6,154	$6,048	$106	1.8%	$12,403	$12,173	$230	1.9%
Expenses	2,023	1,931	92	4.8%	4,129	4,026	103	2.6%
Net Operating Income	4,131	4,117	14	0.3%	8,274	8,147	127	1.6%
Retail[1]								
Revenue	5,884	5,671	213	3.8%	11,871	11,441	430	3.8%
Expenses	1,697	1,689	8	0.5%	3,547	3,514	33	0.9%
Net Operating Income	4,187	3,982	205	5.1%	8,324	7,927	397	5.0%
Multifamily[1]								
Revenue	3,027	2,894	133	4.6%	5,964	5,685	279	4.9%
Expenses	1,321	1,280	41	3.2%	2,571	2,488	83	3.3%
Net Operating Income	1,706	1,614	92	5.7%	3,393	3,197	196	6.1%
Same Store Net Operating Income (NOI), GAAP basis	$10,024	$9,713	$311	3.2%	$19,991	$19,271	$720	3.7%
Net effect of straight-line rents	(16)	(238)	222		(194)	(612)	418	
Amortization of lease incentives and above (below) market rents	139	152	(13)		280	308	(28)	
Same store portfolio NOI, cash basis	$10,147	$9,627	$520	5.4%	$20,076	$18,967	$1,109	5.8%
Cash Basis:								
Office	$4,008	$3,769	$239	6.4%	$7,968	$7,317	$650	8.9%
Retail	4,398	4,216	182	4.3%	8,648	8,396	252	3.0%
Multifamily	1,741	1,642	99	6.0%	3,460	3,253	207	6.4%
	$10,147	$9,627	$520	5.4%	$20,076	$18,967	$1,109	5.8%
GAAP Basis:								
Office	$4,131	$4,117	$14	0.3%	$8,274	$8,147	$127	1.6%
Retail	4,187	3,982	205	5.1%	8,324	7,927	397	5.0%
Multifamily	1,706	1,614	92	5.7%	3,393	3,197	196	6.1%
	$10,024	$9,713	$311	3.2%	$19,991	$19,271	$720	3.7%

(1) See page 31 for Same Store vs. Non - Same Store Properties

ARMADA HOFFLER PROPERTIES
19

Top 10 Tenants by Annualized Base Rent

$ in thousands
As of June 30, 2015

Office Portfolio

Tenant	Number of Leases	Properties	Lease Expiration	Annualized Base Rent	% of Office Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Williams Mullen	3	Armada Hoffler Tower, Richmond Tower	2026	$ 8,681	29.2%	12.0%
Clark Nexsen	1	4525 Main Street	2029	2,391	8.0%	3.3%
Oceaneering International, Inc.	1	Oceaneering	2030	1,910	6.4%	2.6%
Cherry Bekaert	3	Armada Hoffler Tower, Richmond Tower, Oyster Point	2022	967	3.3%	1.3%
Hampton University	2	Armada Hoffler Tower	2024	954	3.2%	1.3%
Commonwealth of Virginia	2	Commonwealth of Virginia - Chesapeake & Virginia Beach	2030	887	3.0%	1.2%
GSA	1	Oyster Point	2017	855	2.9%	1.2%
Pender & Coward	1	Armada Hoffler Tower	2030	819	2.8%	1.1%
Troutman Sanders	1	Two Columbus	2025	806	2.7%	1.1%
The Art Institute	1	Armada Hoffler Tower	2019	803	2.7%	1.1%
Top 10 Total				$ 19,072	**64.1%**	**26.3%**

Retail Portfolio

Tenant	Number of Leases	Properties	Lease Expiration	Annualized Base Rent	% of Retail Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Home Depot	2	Broad Creek Shopping Center, North Point Center	2019	$ 2,190	8.0%	3.0%
Harris Teeter	3	Tyre Neck Harris Teeter, Hanbury Village, Sandbridge	2030	2,014	7.4%	2.8%
Food Lion	3	Broad Creek Shopping Center, Bermuda Crossroads, Gainsborough Square	2020	1,283	4.7%	1.8%
Dick's Sporting Goods	1	Dick's at Town Center	2020	840	3.1%	1.2%
Weis Markets, Inc.	1	Stone House Square	2028	802	2.9%	1.1%
Safeway Inc.	2	Perry Hall Marketplace	2021	798	2.9%	1.1%
Regal Cinemas	1	Harrisonburg Regal	2019	684	2.5%	0.9%
PetSmart	2	Broad Creek Shopping Center, North Point Center	2018	629	2.3%	0.9%
Kroger	1	North Point Center	2018	553	2.0%	0.8%
Yard House	1	Commerce Street Retail	2023	538	2.0%	0.7%
Top 10 Total				$ 10,330	**37.8%**	**14.3%**

ARMADA HOFFLER PROPERTIES
20

OFFICE LEASE SUMMARY
Renewal Lease Summary GAAP Cash
Quarter Number of Leases Signed Net rentable SF Signed Leases Expiring Net rentable SF Expiring Contractual Rent per SF Prior Rent per SF Annual Change in Rent per SF Contractual Rent per SF Prior Rent per SF Annual Change in Rent per SF Weighted Average Lease Term (yrs) TI, LC, & Incentives TI, LC, & Incentives per SF
Q2 2015 - - - - - - - - - - - - -
Q1 2015 1 1,120 1 2,153 $37.00 $37.00 - $37.00 $37.00 - 4.00 $3,315 $2.96
Q4 2014 6 26,386 3 5,726 21.08 21.23 (0.15) 20.50 22.14 (1.65) 3.65 182,728 6.93
Q3 2014 3 6,859 2 6,082 18.50 19.63 (1.13) 18.48 19.85 (1.36) 2.62 68,913 10.05
New Lease Summary
Quarter Number of Leases Signed Net rentable SF Signed Contractual Rent per SF Weighted Average Lease Term (yrs) TI, LC, & Incentives TI, LC, & Incentives per SF
Q2 2015 1 3,500 $18.25 3.00 $22,345 $6.38
Q1 2015 - - - - - -
Q4 2014 1 4,754 17.50 10.00 103,266 21.72
Q3 2014 2 2,853 22.65 2.56 55,892 19.59
ARMADA HOFFLER
PROPERTIES

OFFICE LEASE EXPIRATIONS
Year of Lease Expiration Number of Leases Expiring Square Footage of Leases Expiring (1) % Portfolio Net Rentable Square Feet Annualized Base Rent % of Portfolio Annualized Base Rent Annualized Base Rent per Leased Square Foot
Available -158,037 12.1% $--$-
2015 6 7,236 0.6% 176,206 0.6% 24.35
2016 16 39,688 3.0% 996,700 3.4% 25.11
2017 6 65,186 5.0% 1,574,897 5.3% 24.16
2018 19 159,321 12.2% 4,406,386 14.8% 27.66
2019 12 101,851 7.8% 2,415,355 8.1% 23.71
2020 5 42,016 3.2% 1,193,961 4.0% 28.42
2021 4 41,363 3.2% 1,001,685 3.4% 24.22
2022 3 48,117 3.7% 1,303,750 4.4% 27.10
2023 1 44,250 3.4% 1,001,927 3.4% 22.64
2024 3 60,751 4.6% 1,620,425 5.4% 26.67
2025 4 42,957 3.3% 1,261,649 4.2% 29.37
Thereafter 10 497,113 38.0% 12,787,335 43.0% 25.72
Total / Weighted Average 89 1,307,886 100.0% $29,740,276 100.0% $25.86
50.0%
45.0% 43.0%
40.0%
35.0%
30.0%
25.0%
20.0%
14.8%
15.0%
8.1%
10.0% 3.4% 5.3% 4.0% 3.4% 4.4% 3.4% 5.4% 4.2%
5.0% 0.6%
0.0%
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Thereafter
(1) Includes development properties in lease up
ARMADA HOFFLER
PROPERTIES

RETAIL LEASE SUMMARY
Renewal Lease Summary
GAAP
Cash
Quarter Number of Leases Signed Net rentable SF Signed Leases Expiring Net rentable SF Expiring Contractual Rent per SF Prior Rent per SF Annual Change in Rent per SF Contractual Rent per SF Prior Rent per SF Annual Change in Rent per SF Weighted Average Lease Term (yrs) TI, LC, & Incentives TI, LC, & Incentives per SF
Q2 2015 4 10,352 3 5,255 $19.81 $17.65 $2.16 $19.37 $19.25 $0.11 4.37 $- $-
Q1 2015 - - 4 12,120 - - - - - - - - -
Q4 2014 6 17,361 2 2,991 24.91 21.35 3.57 24.80 23.10 1.71 4.37 18,858 1.09
Q3 2014 6 26,900 3 6,012 17.64 16.19 1.45 17.76 16.98 0.78 5.11 44,109 1.64
New Lease Summary
Quarter Number of Leases Signed Net rentable SF Signed Contractual Rent per SF Weighted Average Lease Term (yrs) TI, LC, & Incentives TI, LC, & Incentives per SF
Q2 2015 3 5,012 $13.69 5.59 $65,253 $13.02
Q1 2015 4 20,531 18.00 9.08 1,575,260 76.73
Q4 2014 1 2,140 16.00 5.00 2,140 1.00
Q3 2014 7 35,574 20.30 6.83 522,738 14.69
ARMADA HOFFLER
PROPERTIES

RETAIL LEASE EXPIRATIONS
Year of Lease Expiration
Number of Leases Expiring
Square Footage of Leases Expiring (1)
% Portfolio Net Rentable Square Feet
Annualized Base Rent
% of Portfolio Annualized Base Rent
Annualized Base Rent per Leased Square Foot
Available - 61,724 4.4% $- - $-
2015 11 38,771 2.7% 799,231 3.5% 20.61
2016 28 83,053 5.9% 1,963,478 8.5% 23.64
2017 24 149,935 10.6% 2,122,887 9.2% 14.16
2018 31 152,212 10.8% 2,432,252 10.6% 15.98
2019 27 337,691 23.9% 5,052,174 22.0% 14.96
2020 25 212,072 15.0% 3,056,536 13.3% 14.41
2021 8 86,960 6.1% 1,570,632 6.8% 18.06
2022 8 88,838 6.3% 1,318,353 5.7% 14.84
2023 6 49,460 3.5% 1,331,093 5.8% 26.91
2024 4 13,277 0.9% 244,202 1.1% 18.39
2025 11 47,308 3.3% 1,370,953 6.0% 28.98
Thereafter 6 94,348 6.7% 1,703,812 7.4% 18.06
Total / Weighted Average 189 1,415,649 100.0% $22,965,603 100.0% $16.96
25.0%
22.0%
20.0%
15.0%
13.3%
10.6%
10.0%
8.5%
9.2%
6.8%
7.4%
5.7%
5.8%
6.0%
5.0%
3.5%
1.1%
0.0%
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Thereafter
(1) Includes development properties in lease up
ARMADA HOFFLER
PROPERTIES

COMPONENTS OF NET ASSET VALUE
Stabilized Portfolio NOI ÷ Market Cap Rate = Stabilized Portfolio Value
+
Investment in Development Pipeline
+
Trailing 12 Months General Contracting and Real Estate Services x Appropriate Multiple = TRS Value
+
Other Assets
-
Liabilities
NAV
ARMADA HOFFLER
PROPERTIES

NET ASSET VALUE COMPONENT DATA
In thousands
Stabilized Portfolio NOI (Cash)
Three months ended
Annualized
6/30/2015
6/30/2015
Diversified Portfolio
Office $2,286 $9,144
Retail 4,376 17,504
Multifamily 583 2,332
Total Diversified Portfolio NOI $7,245 $28,980
Virginia Beach Town Center
Office(1) $2,287 $9,148
Retail (1) 1,456 5,824
Multifamily 1,183 4,732
Total Virginia Beach Town Center NOI $4,926 $19,704
Stabilized Portfolio NOI (Cash) $12,171 $48,684
Development Pipeline 6/30/2015
Income producing property $73,000
Construction in progress 21,000
Other assets 5,000
Total cost to date (p. 16) $99,000
Liberty Apartments (GAAP purchase price) $26,735
Land held for development 1,180
Taxable REIT Subsidiary (TRS)
Trailing 12 Months
6/30/2015
General contracting and real estate services $4,889
Other Assets
Other Assets As of 6/30/2015
Cash and Cash Equivalents $27,356
Restricted Cash 3,090
Accounts Receivable 21,412
Construction receivables, including retentions 39,603
Other Assets 41,882
Total Other Assets $133,343
Liabilities & Share Count
As of 6/30/2015
Liabilities
Mortgages and notes payable $386,871
Accounts payable and accrued liabilities 4,606
Construction payables, including retentions 42,700
Other Liabilities 24,516
Total Liabilities $458,693
Three months ended
Share Count 6/30/2015
Weighted average common shares outstanding 25,587
Weighted average operating partnership (“OP”) Units Outstanding 14,769
Total weighted average common shares and OP units outstanding 40,356
(1) Includes leases for space occupied by Armada Hoffler which are eliminated for GAAP purposes
ARMADA HOFFLER
PROPERTIES

ARMADA HOFFLER
PROPERTIES
APPENDIX -
DEFINITIONS & RECONCILIATIONS

DEFINITIONS
Net Operating Income:
We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business.
Funds From Operations:
We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures.
FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO.
ARMADA HOFFLER
PROPERTIES

DEFINITIONS
Normalized Funds From Operations:
We calculate Normalized Funds From Operations (“Normalized FFO”) as FFO calculated in accordance with the standards established by NAREIT, adjusted for acquisition, development and other pursuit costs, gains or losses from the early extinguishment of debt, impairment charges, mark-to-market adjustments on interest rate derivatives and other noncomparable items.
Management believes that the computation of FFO in accordance to NAREIT’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Normalized FFO differs from NAREIT’s definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs’ Normalized FFO.
Adjusted Funds From Operations:
We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, acquisition, development and other pursuit costs, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, straight-line rents, the amortization of leasing incentives and above (below) market rents and proceeds from government development grants.
Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs.
ARMADA HOFFLER
PROPERTIES

DEFINITIONS
EBITDA:
We calculate EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes and depreciation and amortization. We also exclude gains (or losses) from sales of depreciable operating property from our calculation of EBITDA. Management believes EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results.
Core EBITDA:
We calculate Core EBITDA as EBITDA, excluding certain items, including, but not limited to, debt extinguishment losses, mark-to-market adjustments on interest rate derivatives, non-cash stock compensation and the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our ongoing operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs.
Core Debt:
We calculate Core Debt as our total debt, excluding loans associated with our development pipeline.
Same Store Portfolio:
We define same store properties as those that we owned and operated for the entirety of the comparative periods presented. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented.
ARMADA HOFFLER
PROPERTIES

Same Store vs. Non-Same Store Properties

	Comparison of Three Months Ended 6/30/2015 to 2014		Comparison of Six Months Ended 6/30/2015 to 2014	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Office Properties				
4525 Main Street		X		X
Armada Hoffler Tower	X		X	
Commonwealth of VA - Chesapeake		X		X
Commonwealth of VA - Virginia Beach		X		X
Oceaneering		X		X
One Columbus	X		X	
Oyster Point	X		X	
Richmond Tower	X		X	
Sentara Williamsburg		X		X
Two Columbus	X		X	
Virginia Natural Gas		X		X
Retail Properties				
249 Central Park Retail	X		X	
Bermuda Crossroads	X		X	
Broad Creek Shopping Center	X		X	
Commerce Street Retail	X		X	
Courthouse 7-Eleven	X		X	
Dick's at Town Center	X		X	
Dimmock Square		X		X
Fountain Plaza Retail	X		X	
Gainsborough Square	X		X	
Greentree Shopping Center		X		X
Hanbury Village	X		X	
Harrisonburg Regal	X		X	
North Point Center	X		X	
Parkway Marketplace	X		X	
Perry Hall Marketplace		X		X
Sandbridge Commons		X		X
South Retail	X		X	
Stone House Square		X		X
Studio 56 Retail	X		X	
Tyre Neck Harris Teeter	X		X	
Multifamily Properties				
Encore Apartments		X		X
Liberty Apartments		X		X
Smith's Landing	X		X	
The Cosmopolitan	X		X	
Whetstone Apartments		X		X

ARMADA HOFFLER PROPERTIES

31

RECONCILIATION TO PROPERTY PORTFOLIO NOI
$ in thousands
Three months ended 6/30
Six Months Ended 6/30
2015 2014 2015 2014
Office Same Store(1)
Rental revenues $6,154 $6,048 $12,403 $12,173
Property expenses 2,023 1,931 4,129 4,026
NOI 4,131 4,117 8,274 8,147
Non-Same Store NOI 1,414 431 2,529 819
Segment NOI $5,545 $4,548 $10,803 $8,966
Retail Same Store(1)
Rental revenues $5,884 $5,671 $11,871 $11,441
Property expenses 1,697 1,689 3,547 3,514
NOI 4,187 3,982 8,324 7,927
Non-Same Store NOI 1,330 31 1,853 31
Segment NOI $5,517 $4,013 $10,177 $7,958
Multifamily Same Store(1)
Rental revenues $3,027 $2,894 $5,964 $5,685
Property expenses 1,321 1,280 2,571 2,488
NOI 1,706 1,614 3,393 3,197
Non-Same Store NOI 550 (104) 718 (176)
Segment NOI 2,256 1,510 $4,111 $3,021
Total Property Portfolio NOI $13,318 $10,071 $25,091 $19,945
(1) See page 31 for Same Store vs. Non-Same Store Properties
ARMADA HOFFLER
PROPERTIES

RECONCILIATION TO PROPERTY PORTFOLIO NOI
$ in thousands
Three months ended 6/30/2015
Diversified Portfolio Office Retail Multifamily Total
Cash NOI $2,286 $4,376 $583 $7,245
Net effect of straight-line rents 397 (35) (13) 349
Amortization of lease incentives and (above) below market rents (12) 14 (13) (11)
GAAP NOI $2,671 $4,355 $557 $7,583
Town Center of Virginia Beach Office Retail Multifamily Total
Cash NOI $2,287 $1,456 $1,183 $4,926
Net effect of straight-line rents 160 (122) (22) 16
Amortization of lease incentives and (above) below market rents (37) (89) (13) (139)
Elimination of AHH rent (169) (77) - (246)
GAAP NOI $2,241 $1,168 $1,148 $4,557
GAAP NOI Office Retail Multifamily Total
Diversified Portfolio $2,671 $4,355 $557 $7,583
Town Center of Virginia Beach 2,241 1,168 1,148 4,557
Unstabilized Properties 633 (6) 551 1,178
Total Property Portfolio NOI $5,545 $5,517 $2,256 $13,318
ARMADA HOFFLER
PROPERTIES

Reconciliation to GAAP Net Income

$ in thousands

	Three months ended 6/30/2015					
	Office	Retail	Multifamily	Total Property Portfolio	General Contracting & Real Estate Services	Total
Segment revenues	$ 8,052	$ 7,567	$ 4,289	$ 19,908	$ 47,066	$ 66,974
Segment expenses	2,507	2,050	2,033	6,590	45,283	51,873
Net operating income	$ 5,545	$ 5,517	$ 2,256	$ 13,318	$ 1,783	$ 15,101
Depreciation and amortization						(5,766)
General and administrative expenses						(2,096)
Acquisition, development and other pursuit costs						(591)
Impairment charges						(23)
Interest expense						(3,358)
Loss on extinguishment of debt						(180)
Gain on real estate dispositions						7,210
Other income (loss)						(16)
Income tax benefit (provision)						4
Net income						$ 10,285

	Six Months Ended 6/30/2015					
	Office	Retail	Multifamily	Total Rental Properties	General Contracting & Real Estate Services	Total
Segment revenues	$ 15,755	$ 14,192	$ 8,151	$ 38,098	$ 76,137	$ 114,235
Segment expenses	4,952	4,015	4,040	13,007	73,425	86,432
Net operating income	$ 10,803	$ 10,177	$ 4,111	$ 25,091	$ 2,712	$ 27,803
Depreciation and amortization						(10,674)
General and administrative expenses						(4,424)
Acquisition, development and other pursuit costs						(762)
Impairment charges						(23)
Interest expense						(6,404)
Loss on extinguishment of debt						(407)
Gain on real estate dispositions						13,407
Other income (loss)						(148)
Income tax benefit (provision)						35
Net income						$ 18,403

ARMADA HOFFLER PROPERTIES

34